Exhibit 1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”)

JPMorgan Chase Bank, National Association

J.P. Morgan Securities LLC

(collectively, the “Specified Parties”)

Re:	J.P. Morgan Chase Commercial Mortgage Securities Trust 2024-IGLG (the “Issuing Entity”)
Commercial Mortgage Pass-Through Certificates, Series 2024-IGLG (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Specified Parties, for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to the Mortgage Loan (as defined herein) contained on the Data Files (as defined herein) (the “Subject Matter”) relating to the Issuing Entity’s securitization transaction as of 25 October 2024. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Depositor provided us with:

a.	Certain electronic data files (the “Data Files”) that are described in Attachment A,
b.	Copies of various source documents (the “Source Documents”), which are listed on Exhibit 1 to Attachment A,
c.	A list of characteristics on the Data Files (the “Compared Characteristics”), which are listed on Exhibit 2 to Attachment A, that the Depositor instructed us to compare to information contained in the Source Documents,
d.	A list of characteristics on the Data Files (the “Recalculated Characteristics”), which are described in Attachment A, that the Depositor instructed us to recalculate using information on the Data Files,
e.	A list of characteristics on the Data Files (the “Provided Characteristics”), which are listed on Exhibit 3 to Attachment A, on which the Depositor instructed us to perform no procedures,
f.	A draft of the preliminary confidential offering circular for the Issuing Entity’s securitization transaction (the “Draft Preliminary Offering Circular”) and
g.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Data Files, Source Documents, Compared Characteristics, Recalculated Characteristics, Provided Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A with respect to the Data Files. We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the Source Documents, Provided Characteristics, Draft Preliminary Offering Circular or any other information provided to us by the Depositor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loan, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loan conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loan,
iii.	Whether the originator(s) of the Mortgage Loan complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

25 October 2024

Attachment A Page 1 of 5

Background

For the purpose of the procedures described in this report, the Depositor indicated that:

a.	The assets of the Issuing Entity will consist primarily of a promissory note evidencing a three-year fixed rate, interest-only commercial mortgage loan (the “Mortgage Loan”) and
b.	The Mortgage Loan is primarily secured by a first priority lien on the borrowers’ fee interests in five properties located across four states (each, a “Property” and collectively, the “Properties”).

Procedures performed and our associated findings

1.	The Depositor provided us with:
a.	An electronic data file (the “Preliminary Data File”) that the Depositor indicated contains information relating to the Mortgage Loan and Properties that is expected to be as of 1 November 2024 (the “Reference Date”) and
b.	Record layout and decode information relating to the information on the Preliminary Data File.

Using the information in the Source Documents, we compared the Compared Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information in the Source Documents indicated on Exhibit 2 to Attachment A, subject to the instructions, assumptions and methodologies stated in the notes on Exhibit 2 to Attachment A. If more than one Source Document is listed for a Compared Characteristic, the Depositor instructed us to note agreement if the value on the Preliminary Data File for the Compared Characteristic agreed with the corresponding information in at least one of the Source Documents listed for such Compared Characteristic on Exhibit 2 to Attachment A (except as described in the notes on Exhibit 2 to Attachment A). We performed no procedures to reconcile any differences that may exist between various Source Documents for any of the Compared Characteristics listed on Exhibit 2 to Attachment A.

We performed certain procedures on earlier versions of the Data Files and communicated differences prior to being provided the Data Files which were subjected to the procedures as described herein.

Attachment A Page 2 of 5

2.	As instructed by the Depositor, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in the Item above and provided a list of such differences to the Depositor. The Preliminary Data File, as so adjusted, is hereinafter referred to as the “Updated Data File.”

3.	Subsequent to the performance of the procedures described in the Items above, we received from the Depositor:
a.	An electronic data file (the “Final Data File,” which together with the Preliminary Data File comprise the Data Files) that the Depositor indicated contains information relating to the Mortgage Loan and Properties as of the Reference Date and
b.	Record layout and decode information relating to the information on the Final Data File.

Using information on the:

a.	Final Data File and
b.	Updated Data File,

we compared each Compared Characteristic listed on Exhibit 2 to Attachment A, as shown on the Final Data File, to the corresponding information on the Updated Data File and found such information to be in agreement.

4.	Using the “First Payment Date,” as shown on the Final Data File, we recalculated the “Seasoning” of the Mortgage Loan as of the Reference Date. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

5.	Using the:
a.	First Payment Date and
b.	Maturity Date,

as shown on the Final Data File, we recalculated the “Original Mortgage Loan Term” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

6.	Using the:
a.	Seasoning and
b.	Original Mortgage Loan Term,

as shown on the Final Data File, we recalculated the “Remaining Mortgage Loan Term to Maturity” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 3 of 5

7.	The applicable Source Document(s) indicate that the Mortgage Loan is interest-only for its entire term. Based on this information, the Depositor instructed us to:
a.	Use “0” for the:
i.	Original amortization term of the Mortgage Loan (the “Original Mortgage Loan Amortization Term”) and
ii.	Remaining amortization term of the Mortgage Loan (the “Remaining Mortgage Loan Amortization Term”),
b.	Use the “Original Mortgage Loan Term,” as shown on the Final Data File, for the original interest-only period of the Mortgage Loan (the “Mortgage Loan IO Period”) and
c.	Use the “Original Mortgage Loan Balance,” as shown on the Final Data File, for the:
i.	Principal balance of the Mortgage Loan and each Property as of the Reference Date (the “Cut-off Date Mortgage Loan Balance”) and
ii.	Principal balance of the Mortgage Loan and each Property as of the “Maturity Date” of the Mortgage Loan (the “Maturity Date Mortgage Loan Balance”).

We compared this information to the corresponding information on the Final Data File and found such information to be in agreement.

8.	Using the “Cut-off Date Mortgage Loan Balance,” as shown on the Final Data File, we recalculated the “Percentage of Cut-Off Date Mortgage Loan Balance” of the Mortgage Loan and each Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

9.	Using the:
a.	Original Mortgage Loan Balance,
b.	Mortgage Loan Interest Rate and
c.	Accrual Basis,

as shown on the Final Data File, and the calculation methodologies provided by the Depositor described in the succeeding paragraph(s) of this Item, we recalculated the:

i.	Annual Mortgage Loan Debt Service and
ii.	Monthly Mortgage Loan Debt Service

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Annual Mortgage Loan Debt Service” of the Mortgage Loan as the product, rounded to two decimal places, of:

a.	The “Original Mortgage Loan Balance,” as shown on the Final Data File,
b.	The “Mortgage Loan Interest Rate,” as shown on the Final Data File, and
c.	365/360.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Monthly Mortgage Loan Debt Service” of the Mortgage Loan as 1/12th of the “Annual Mortgage Loan Debt Service.”

Attachment A Page 4 of 5

10.	Using the:
a.	Cut-off Date Mortgage Loan Balance,
b.	Maturity Date Mortgage Loan Balance,
c.	Annual Mortgage Loan Debt Service,
d.	Underwritten In-Place NOI,
e.	Underwritten In-Place NCF,
f.	Appraised Value and
g.	Square Footage,

as shown on the Final Data File, and the applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:

i.	Mortgage Loan Cut-Off Date LTV,
ii.	Mortgage Loan Maturity Date LTV,
iii.	Mortgage Loan Underwritten As-Is NOI DY,
iv.	Mortgage Loan Underwritten As-Is NCF DY,
v.	Mortgage Loan Underwritten As-Is NOI DSCR,
vi.	Mortgage Loan Underwritten As-Is NCF DSCR and
vii.	Cut-off Date Mortgage Loan Balance Per Square Foot

of the Mortgage Loan, and with respect to vii. above, of each Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to:

a.	Round the characteristics listed in i. through iv. above to the nearest 1/10th of one percent and
b.	Round the characteristics listed in v. and vi. above to two decimal places.

11.	Using the:
a.	Square Footage and
b.	SF,

as shown on the Final Data File, we recalculated the “Space Pct” of each Property, as applicable. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 5 of 5

12.	Using the:
a.	Master Servicer and
b.	Primary Servicer,

as shown on the Final Data File, we recalculated the “Servicing Fee” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

13.	Using the:
a.	Servicing Fee,
b.	Trustee/Cert Admin,
c.	Operating Advisor Fee and
d.	CREFC Fee,

as shown on the Final Data File, we recalculated the “Total Admin Fee” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

14.	Using the:
a.	Total Admin Fee and
b.	Mortgage Loan Interest Rate,

as shown on the Final Data File, we recalculated the “Net Mortgage Rate” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Exhibit 1 to Attachment A Page 1 of 2

Source Documents

Mortgage Loan Source Documents

Source Document Title	Source Document Date

Mortgage Loan Agreement (see Note 1)	23 October 2024

Mortgage Loan Promissory Note (see Note 1)	17 October 2024

Guaranty Agreement (see Note 1)	17 October 2024

Environmental Indemnity Agreement (see Note 1)	17 October 2024

Non-Consolidation Opinion (see Note 1)	17 October 2024

Allocated Loan Amount Schedule (see Note 1)	23 October 2024

Property Source Documents

Source Document Title	Source Document Date

Appraisal Reports	October 2024

Engineering Reports	4 October 2024

Phase I Environmental Reports	4 October 2024

Underwriter’s Summary Report	Not Dated

Underwritten Rent Roll	17 September 2024

Assignment of Management Agreements (see Note 1)	24 October 2024

Amended and Restated Operating Agreement (see Note 1)	17 October 2024

Lease Agreements	Various

Lease Abstracts	Various

Industrial Market Overview Report	3 June 2024

Appraiser’s Accounting Tape	Not Dated

Exhibit 1 to Attachment A Page 2 of 2

Note:

1.	The indicated provided Source Document(s) are draft document(s) with the Source Document Date reflecting the latest date of receipt. For the purpose of the procedures described in this report, the Depositor instructed us to treat the indicated Source Document(s) as fully executed.

Exhibit 2 to Attachment A Page 1 of 5

Compared Characteristics and Source Documents

Property Information:

Characteristic	Source Document(s)

Street Address (see Note 1)	Appraisal Report
City (see Note 1)	Appraisal Report
State (see Note 1)	Appraisal Report
Zip Code	Appraisal Report
MSA	Appraisal Report
Market	Underwriter's Summary Report
Property Type	Appraisal Report
Property Subtype	Appraiser’s Accounting Tape
Year Built	Underwriter's Summary Report
Year Renovated	Appraisal Report
% Office	Appraisal Report
% Industrial	Appraisal Report
Square Footage	Underwritten Rent Roll
Clear Height (feet)	Appraisal Report
Dock Doors	Appraisal Report
Drive-In Doors	Appraisal Report
Most Recent Occupancy %	Underwritten Rent Roll
Occupancy Date	Underwritten Rent Roll
Property Manager	Assignment of Management Agreement

Third Party Information:

Characteristic	Source Document(s)

Appraisal Firm	Appraisal Report
Appraised Value	Appraisal Report
Appraisal Type	Appraisal Report
Appraisal Cap Rate	Appraisal Report
Date of Appraisal (Valuation Date)	Appraisal Report
Environmental Firm	Phase I Environmental Report
Phase I Date	Phase I Environmental Report
Engineering Firm	Engineering Report
Engineering Report Date	Engineering Report

Exhibit 2 to Attachment A Page 2 of 5

Tenant Information:

Characteristic	Source Document(s)

Tenant Name	Underwritten Rent Roll
SF	Underwritten Rent Roll
UW Base Rent	Underwritten Rent Roll
Tenant Lease Expiration Date	Underwritten Rent Roll

Underwriting Information: (see Note 2)

Characteristic	Source Document(s)

2022 Effective Gross Income	Underwriter’s Summary Report
2022 Expense Total	Underwriter’s Summary Report
2022 NOI	Underwriter’s Summary Report
2023 Effective Gross Income	Underwriter’s Summary Report
2023 Expense Total	Underwriter’s Summary Report
2023 NOI	Underwriter’s Summary Report
TTM (8/31/2024) Effective Gross Income	Underwriter’s Summary Report
TTM (8/31/2024) Expense Total	Underwriter’s Summary Report
TTM (8/31/2024) NOI	Underwriter’s Summary Report
Underwritten In-Place Effective Gross Income	Underwriter’s Summary Report
Underwritten In-Place Expense Total	Underwriter’s Summary Report
Underwritten In-Place NOI	Underwriter’s Summary Report
Underwritten In-Place Replacement Reserves	Underwriter’s Summary Report
Underwritten In-Place TI/LC	Underwriter’s Summary Report
Underwritten In-Place NCF	Underwriter’s Summary Report
Underwritten In-Place Economic Occupancy	Underwriter’s Summary Report

Exhibit 2 to Attachment A Page 3 of 5

Reserve and Escrow Information:

Characteristic	Source Document(s)

Initial Tax Reserve	Mortgage Loan Agreement
Monthly Tax Reserve	Mortgage Loan Agreement
Tax Reserve Cap	Mortgage Loan Agreement
Initial Insurance Reserve	Mortgage Loan Agreement
Insurance Reserve Cap	Mortgage Loan Agreement
Initial Lease Sweep Reserve	Mortgage Loan Agreement
Monthly Lease Sweep Reserve	Mortgage Loan Agreement
Lease Sweep Reserve Cap	Mortgage Loan Agreement
Initial Replacement Reserves	Mortgage Loan Agreement
Monthly Replacement Reserves	Mortgage Loan Agreement
Replacement Reserves Cap	Mortgage Loan Agreement
Initial Rollover Reserve	Mortgage Loan Agreement
Monthly Rollover Reserve	Mortgage Loan Agreement
Rollover Reserve Cap	Mortgage Loan Agreement
Other Reserve Type	Mortgage Loan Agreement
Other Reserve Initial Deposit	Mortgage Loan Agreement
Other Reserve Monthly Deposit	Mortgage Loan Agreement
Other Reserve Cap	Mortgage Loan Agreement

Exhibit 2 to Attachment A Page 4 of 5

Mortgage Loan Information:

Characteristic	Source Document(s)

Borrower Entities	Mortgage Loan Agreement
Guarantor	Guaranty Agreement
Original Mortgage Loan Balance	Allocated Loan Amount Schedule
First Payment Date	Mortgage Loan Agreement
Maturity Date	Mortgage Loan Agreement
Payment Date	Mortgage Loan Agreement
Accrual Basis	Mortgage Loan Agreement
Prepayment String (see Note 6)	Mortgage Loan Agreement
Payment Grace Period Event of Default	Mortgage Loan Agreement
Payment Grace Period Event of Late Fee	Mortgage Loan Agreement
Balloon Grace Period Event of Default	Mortgage Loan Agreement
Balloon Grace Period Event of Default Late Fee (see Note 3)	Mortgage Loan Agreement
Interest Accrual Period Start	Mortgage Loan Agreement
Interest Accrual Period End	Mortgage Loan Agreement
Rate Type	Mortgage Loan Agreement
Amortization Type	Mortgage Loan Agreement
Partial Prepayments Allowed	Mortgage Loan Agreement
Partial Release Permitted	Mortgage Loan Agreement
Future Funding Provisions	Mortgage Loan Agreement
LockBox (Y/N)	Mortgage Loan Agreement
LockBox Type (see Note 4)	Mortgage Loan Agreement
Cash Management (see Note 5)	Mortgage Loan Agreement
Springing Conditions	Mortgage Loan Agreement
Single Asset Entity	Mortgage Loan Agreement
Single Purpose Entity	Mortgage Loan Agreement
Non-Consolidation Letter	Non-Consolidation Opinion
Additional Debt Permitted	Mortgage Loan Agreement
Additional Debt Type	Mortgage Loan Agreement

Exhibit 2 to Attachment A Page 5 of 5

Notes:

1.	For the purpose of comparing the indicated characteristic(s), the Depositor instructed us to ignore differences that are due to standard postal abbreviations.

2.	For the purpose of comparing the “Underwriting Information” characteristics that are expressed as dollar values, the Depositor instructed us to ignore differences of +/– $1 or less.

3.	For the purpose of comparing the “Balloon Grace Period Event of Default Late Fee” characteristic, the Depositor instructed us to use the “Payment Grace Period Event of Late Fee,” as shown in the applicable Source Document(s), as the applicable Source Document(s) did not specify a grace period for the payment due on the “Maturity Date.”

4.	For the purpose of comparing the “LockBox Type” characteristic, the Depositor instructed us to use “Hard” if the applicable Source Document(s) require the borrower(s) or manager(s) to direct tenants to pay rents directly to a lockbox account controlled by the lender(s).

5.	For the purpose of comparing the “Cash Management” characteristic, the Depositor instructed us to use “In Place” if funds in the lockbox are forwarded to a cash management account controlled by the lender(s), and the funds are disbursed according to the applicable Source Document(s).

6.	For the purpose of comparing the “Prepayment String” characteristic, the Depositor instructed us to ignore any prepayment premiums or other conditions related to partial release events or partial prepayments to cure certain trigger periods, as described in the applicable Source Document(s).

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Depositor that are described in the notes above.

Exhibit 3 to Attachment A

Provided Characteristics

Characteristic

Loan / Property
Property Count
Property Number
Property Name
Loan Purpose
Sponsor
Master Servicer
Primary Servicer
Trustee/Cert Admin
Operating Advisor Fee
CREFC Fee
Letter of Credit
Description of LOC
Origination Date
Ownership Interest
Ground Lease? (Y/N)
Ground Lease Expiration Date
Ground Lease Extension Terms
Annual Ground Lease Payment
Ground Lease Escalation Terms
Mortgage Loan Interest Rate
Upfront Required Repairs
Seismic Firm
Seismic Report Date
Seismic Zone
Seismic PML %
Phase II Date
Monthly Insurance Reserve

Note:	We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the Provided Characteristics.